Exhibit 99.1

AMERICOLD REALTY TRUST ANNOUNCES LAUNCH OF SECONDARY OFFERING OF COMMON SHARES

February 27, 2019

ATLANTA, Georgia (February 27, 2019) – Americold Realty Trust (the “Company” or “Americold”) announced today that certain selling shareholders (the “Selling Shareholders”) have commenced an underwritten secondary public offering of 40,420,706 common shares. In addition, the Selling Shareholders are expected to grant the underwriters a 30-day option to purchase up to an additional 6,063,105 common shares. The Company is not selling any common shares and will not receive any proceeds from this offering.

BofA Merrill Lynch is acting as the lead book-running manager for the offering and Goldman Sachs & Co. LLC is also participating as a book-running manager.

The offering of these securities is being made pursuant to an effective shelf registration statement. This offering will be made only by means of a preliminary prospectus supplement. A copy of the preliminary prospectus supplement may be obtained from:

BofA Merrill Lynch

Attn: Prospectus Department

NC1-004-03-43

200 North College Street, 3rd Floor

Charlotte, NC 28255-0001

Email: dg.prospectus_requests@baml.com

Goldman Sachs & Co. LLC

Attn: Prospectus Department

200 West Street

New York, NY 10282

Telephone: 866-471-2526

Facsimile: 212-902-9316

Email: prospectus-ny@ny.email.gs.com

A copy of the preliminary prospectus supplement may also be obtained free of charge from the SEC’s web site at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2018, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

About Americold Realty Trust

Americold is the world’s largest owner and operator of temperature-controlled warehouses. Based in Atlanta, Georgia, Americold owns and operates 155 temperature-controlled warehouses, with approximately 918.7 million refrigerated cubic feet of storage, in the United States, Australia, New Zealand, Canada, and Argentina. Americold’s facilities are an integral component of the supply chain connecting food producers, processors, distributors and retailers to consumers. Americold serves approximately 2,400 customers and employs approximately 11,000 associates worldwide.

Contacts:

Investor Relations:

678.459.1959

investor.relations@americold.com

or

Media:

mediarelations@americold.com

Release Date: 02/27/2019